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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent accountants, we hereby consent to the incorporation of our report dated January 21, 2000 included in this Form 10-K, into the Company's previously filed Registration Statement (File No. 333-06486 and 333-299939) on Form S-8.

                                          ARTHUR ANDERSEN LLP

San Jose, California
March 30, 2000